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EXHIBIT 10.47

        December 23, 2002

Mr. Evan Guillemin
dELiA*s
435 Hudson Street
New York, NY 10014

Re:	First Amendment to Employment Agreement

Dear Mr. Guillemin:

        This letter, when countersigned by you, shall constitute the First Amendment to the Employment Agreement between you and dELiA*s Corp., dated as of November 27, 2000, and shall be effective as of December 20, 2002.

  (1)
  Section 2(a) of the Employment Agreement is hereby amended by deleting the date "October 31, 2003" and replacing it with "January 30, 2006."

  (2)
  Section 3(a) of the Employment Agreement is hereby amended by deleting the amount "$200,000" and replacing it with "$240,000."

  (3)
  In all other respects, the Employment Agreement shall continue in full force and effect without modification.

        If you are in agreement with the foregoing, please countersign below in the space indicated.

Sincerely,
dELiA*s Corp.
By:	/s/ STEPHEN I. KAHN Stephen I. Kahn President

ACKNOWLEDGED AND AGREED:

/s/ EVAN GUILLEMIN EVAN GUILLEMIN

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  EXHIBIT 10.47